INCOME TAXES	12 Months Ended
Jul. 31, 2011
INCOME TAXES [Text Block]
6.	INCOME TAXES

A reconciliation of income taxes at statutory rates with the reported taxes is as follows:

	2011	2010
Net loss	$ (105,039)	$ (97,206)

Expected income tax recovery	(35,713)	(33,050)
Non-deductible expenses	20,400	20,400
Unrecognized current benefit of operating losses	15,313	12,650

Total income taxes	$ -	$ -

The Company’s total income tax asset is as follows:
	2011	2010
Tax benefit of net operating loss carry forward	$293,629	$ 257,916
Valuation allowance	(293,629)	(257,916)
	$ -	$ -

The Company has net operating loss carry forwards of approximately $864,000 available for deduction against future years taxable income. The valuation allowance increased to $293,629 during the year ended July 31, 2011, since the realization of the net operating loss carry forwards are doubtful. It is reasonably possible that the Company’s estimate of the valuation allowance will change. The operating loss carry forwards will expire at various times through 2031.